EXHIBIT 10.18
                                  -------------

                        WORLDWIDE WIRELESS NETWORKS, INC.

                            SHARE PURCHASE AGREEMENT


THIS SHARE PURCHASE AGREEMENT (the "Agreement"), is entered into as of the 23rd day of April 2001, by and between WORLDWIDE WIRELESS NETWORKS, INC., a corporation duly organized and validly existing under the laws of the state of Nevada (the "Company") and FELDHAKE, AUGUST & ROQUEMORE LLP, a limited liability partnership organized and existing under the state of California with its principal place of business at 19900 MacArthur Blvd., Suite 850, Irvine, California 92612 (the "Investor" or the "Holder").

     WHEREAS, the Company has authorized fifty million (50,000,000) shares of capital common stock (the "Common Stock") with a par value of One-Tenth of One Cent ($.001) per share;

     WHEREAS, subject to the terms and conditions contained herein the Investor desires to purchase, and the Company desires to sell, two hundred thousand (200,000) shares of Common Stock (the "Shares") of the Company;

     NOW, THEREFORE, in consideration of the foregoing premises and the covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.   SHARE  PURCHASE  BY  THE INVESTOR.  Upon execution of this Agreement, the
     ---------------------------------
     Investor irrevocably agrees to acquire, and the Company agrees to provide to the Investor, the Shares, subject to and in accordance with this Agreement. Such Shares, once delivered to the Investor against the payment therefor as set forth herein, shall be validly issued, fully paid and non-assessable, free and clear of any liens, encumbrances or defects of any kind, and shall be recorded on the books and records of the Company as issued to FELDHAKE, AUGUST & ROQUEMORE LLP.

2.   CONSIDERATION  FOR  AND  ISSUANCE  OF  THE  SHARES.  In full and complete
     --------------------------------------------------
     consideration for the Shares, the Investor agrees to credit the amount of Twenty Thousand Dollars ($20,000) (the "Purchase Price") against the Company's outstanding accounts receivables which has accrued for legal services previously rendered to the Company by the Investor. A current statement evidencing the balance due and payable to the Investor as of the most recent invoice date is attached hereto as Exhibit A. Upon receipt of
                                                      ----------
     this executed Share Purchase Agreement, the Company shall cause the Investor to be issued a stock certificate in the manner set forth above, evidencing the Investor's ownership of the Shares, and shall register the Shares in accordance with the provisions of Section 3 hereof.


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3.   REGISTRATION  RIGHTS.
     --------------------

     (a) The Company shall amend its Form SB-2 (#333-57108), as amended and currently under review by the Securities and Exchange Commission (the "Registration Statement"), to effect the registration and sale of the Shares for the account of the Holder.

     (b) The Company shall furnish to the Holder of Shares a copy of the filed Registration Statement and each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement(s) (including each preliminary prospectus) and such other documents as the Holder may reasonably request in order to facilitate the disposition of the Shares owned by such Holder.

     (c) The Company shall use its best efforts to register or qualify such Shares under such other securities or "Blue Sky Laws" of such jurisdictions as the Holder may reasonably request, and do any and all other acts and things which are customarily taken by registrants in similar situations and which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Shares owned by such seller; provided
                                                                    --------
          that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), and/or (ii) subject itself to taxation in any such jurisdiction; and provided, further, that the
                                                     --------- -------
          Company shall only be obligated to pay expenses in connection with qualifying such Shares in no more than five (5) jurisdictions but shall undertake to register the Shares in such additional jurisdictions as may be reasonably requested by any Holder, so long as such Holder shall pay for the expenses of registration in such additional jurisdictions, including, without limitation, the fees and expenses of the Company's legal counsel incurred in connection with any such additional registrations.

     (d) the Company shall use its reasonable efforts to cause the Shares covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers thereof to consummate the disposition of such Shares.

     (e) the Company shall promptly and fully respond to any inquiry by or on behalf of each Holder of Shares at any time when a prospectus relating thereto is required to be delivered under the Act, concerning the happening of any event as a result of which the prospectus included in the Registration Statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (including a business combination or contemplated business combination as a result of which the information contained in such prospectus is required to be amended), and the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.


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     (f)  The  Company  may  require  each  Holder  of  Shares  as  to which the registration is being effected to furnish to the Company such information regarding such Holder, and/or the proposed method of distribution of such Shares as the Company may from time to time reasonably request in writing.

     (g) The Holders agree to indemnify and hold harmless the Company, and each of its directors and officers who shall sign the Registration Statement, and any person who controls the Company within the meaning of the Securities Act, with respect to any untrue statement or omission of a material fact from such Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or omission of a material fact was made in reliance upon and in conformity with written information furnished to the Company by such Holder or underwriter specifically for use in the preparation of the Registration Statement, final prospectus, or amendment or supplement.

     (h) Each Holder of Shares that desires to sell and distribute such Shares over a period of time, or from time to time, at then prevailing market prices, shall execute and deliver to the Company such written undertakings as the Company and its counsel may reasonably require in order to assure full compliance with the relevant provisions of the Act including, without limitation, Regulation M promulgated thereunder.

     (i) Each Holder of Shares agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) hereof, such Holder will forthwith discontinue disposition of Shares pursuant to the Registration Statement covering such Shares until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) hereof, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Shares current at the time of receipt of such notice. In the event the Company shall give any such notice, the Company shall extend the period during which the Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice pursuant to Section 3(e) hereof to and including the date when each seller of Shares covered by the Registration Statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 3(e) hereof.


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
     (j) After all or any portion of the Shares have been registered pursuant to the Registration Statement that is declared effective by the Commission, each selling Holder agrees that it shall effect, or cause to be effected, in respect of all Shares of the Company registered for sale hereunder, and all other shares of the Company owned of record or beneficially by such Holder, sales of the Company's stock in the public market within the following limitations only: (i) no more than 10,000 registered Shares shall be sold during any given trading day; and (ii) no more than 50,000 registered Shares shall be sold during any given trading week, in each case without the consent of the Company, which consent will not be unreasonably withheld.

     (k) Except as otherwise expressly provided herein, all expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or "Blue Sky Laws" (including reasonable fees and disbursements of counsel in connection with "Blue Sky" qualifications of the Shares), printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), to the extent the securities are listed, the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed, and fees and disbursements of counsel for the Company and its independent certified public accountants (including the expenses of any special audit or "comfort" letters required by or incident to such performance), securities acts liability insurance (if the Company elects to obtain such insurance), the reasonable fees and expenses of any special experts retained by the Company in connection with such registration and fees and expenses of other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), will be borne by the Company. Nothing contained in this Agreement shall be deemed to require the Company to cause the Shares to be rated by any rating agency or listed on any securities exchange.

4.   REPRESENTATIONS  AND  WARRANTIES  OF  THE  COMPANY.  The  Company  hereby
     --------------------------------------------------
     represents and warrants to the Investor, as of the date hereof, the following:

     (a) the Company is a corporation duly organized and validly existing under the laws of the State of Nevada, and has full power and authority to enter into, execute and perform this Agreement, which Agreement, once executed by the Company, shall be the valid and binding obligation of such party, enforceable against such party by any court of competent jurisdiction in accordance with its terms;

     (b) the individuals signing this Agreement on behalf of the Company are the duly elected executive officers of the Company so indicated, and have full power and authority to enter into and execute this Agreement for and on behalf of the Company;

     (c) the Company is not bound by or subject to any contract, agreement, court order or judgment, administrative ruling, law, regulation or any other item which prohibits or restricts such party from entering into and performing this Agreement in accordance with its terms, or requiring the consent of any third party prior to the entry into or performance of this Agreement in accordance with its terms by such party; and


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
     (d) the Company has been advised to seek independent legal counsel with respect to the sale of Shares herein.

5.   REPRESENTATIONS  AND  WARRANTIES  OF  THE  INVESTOR.  The Investor hereby
     ---------------------------------------------------
     represents and warrants to the Company, as of the date hereof, the following:

     (a) the Investor is a limited liability partnership duly organized and validly existing under the laws of the State of California, and has full power and authority to enter into, execute and perform this Agreement, which Agreement, once executed by the Investor, shall be the valid and binding obligation of such party, enforceable against such party by any court of competent jurisdiction in accordance with its terms;

     (b) the individual signing this Agreement on behalf of the Investor is the duly authorized managing partner of the Investor, and he has full power and authority to enter into and execute this Agreement for and on behalf of the Investor;

     (c) the Investor hereby acknowledges that it has had a long-standing professional relationship with the Company, and has had full access to material concerning the Company's planned business and operations and the Company has given the Investor the opportunity to ask any questions and obtain all additional information desired in order to verify or supplement such material; and

     (d) the Investor is not bound by or subject to any contract, agreement, court order or judgment, administrative ruling, law, regulation or any other item which prohibits or restricts such party from entering into and performing this Agreement in accordance with its terms, or requiring the consent of any third party prior to the entry into or performance of this Agreement in accordance with its terms by such party. The Investor has sufficient knowledge and experience to determine the relative risk of its investment in the Company, and the suitability of such investment for the Investor.

6.   DISCLOSURE  OF  POTENTIAL  CONFLICTS  OF  INTEREST;  WAIVER.
     -----------------------------------------------------------
     As a result of agreeing to invest in, and become a shareholder of, the Company under this Agreement, while at the same time continuing to provide legal advices to the Company pursuant to our current Retention Agreement, the Company is advised that it is possible that certain conflicts of interest may develop in the future as to those matters which are in the best interests of the Investor, as a shareholder in the Company, and those that are in the best interests of the Company. While there are no apparent conflicts at this time, such conflicts do arise in such situations from time to time, and may arise with respect to our specific relationship in the future. In any such event, we may be obligated by the rules of professional conduct or otherwise to withdraw from our representation of the Company. If that were to occur, we would undertake to assist the Company to obtain competent replacement counsel, as necessary. By your


                                      -5-
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     execution  of  this  agreement,  and  signing  your  initials in the places indicated below, you represent and warrant that you have been advised of, and understand, the potential conflict of interest issues involved in connection with the dual relationships between corporation and shareholder, on the one hand, and client and attorney, on the other hand, and the Company hereby waives, and agrees to indemnify and hold the Investor harmless from and against, any claim of conflict of interest which might otherwise be available to the Company, or of any third party (including, without limitation, any shareholder, director, officer or affiliate of the Company), as a result of the existence of such dual relationship as contemplated herein, or of our possible withdrawal from representation of the Company in the future should any conflict actually arise.

                                     /s/
                                -----------------
                                  Jerry Collazo
                                (please initial)

7.   MISCELLANEOUS  PROVISIONS.
     -------------------------

(a)   NOTICES.  All  notices, requests, demands and other communications to be
      -------
     given hereunder shall be in writing and shall be deemed to have been duly given on the date of personal service or transmission by fax if such transmission is received during the normal business hours of the addressee, or on the first business day after sending the same by overnight courier service or by telegram, or on the third business day after mailing the same by first class mail, or on the day of receipt if sent by certified or registered mail, addressed as set forth below, or at such other address as any party may hereafter indicate by notice delivered as set forth in this
     Section  7(a):

     If  to  the  Company:               Worldwide  Wireless  Networks,  Inc.
                                         770  The  City  Drive South, Suite 3700
                                         Orange,  California  92868
                                         Attn:     Mr.  Jerry  Collazo
                                                   President


     If  to  the  Investor:              Feldhake,  August  &  Roquemore  LLP
                                         19900  MacArthur  Blvd.,  Suite  850
                                         Irvine,  California  92626
                                         Attn:     Kenneth  S.  August,  Esq.
                                                   Partner

(b)  BINDING  AGREEMENT;  ASSIGNMENT.  This  Agreement  shall  constitute the
     -------------------------------
     binding agreement of the parties hereto, enforceable against each of them in accordance with its terms. This Agreement shall inure to the benefit of each of the parties hereto, and their respective successors and permitted assigns; provided, however, that this Agreement may not be assigned (whether by contract or by operation of law) by the Investor without the prior written consent of the Company.


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(c)  ENTIRE  AGREEMENT.  This  Agreement  constitutes  the  entire  and final
     -----------------
     agreement and understanding between the parties with respect to the subject matter hereof and the transactions contemplated hereby, and supersedes any and all prior oral or written agreements, statements, representations, warranties or understandings between the parties, all of which are merged herein and superseded hereby.

(d)  WAIVER.  No waiver of any provision of this Agreement shall be deemed to
     ------
     be or shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

(e)  HEADINGS.  The  headings  provided  herein  are for convenience only and
     --------
     shall have no force or effect upon the construction or interpretation of any provision hereof.

(f)  COUNTERPARTS.  This  Agreement  may  be  executed  in  one  or  more
     ------------
     counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(g)  FURTHER DOCUMENTS AND ACTS.  Each party agrees to execute such other and
     --------------------------
     further documents and to perform such other and further acts as may be reasonably necessary to carry out the purposes and provisions of this Agreement.

(h)  GOVERNING  LAW.  This  Agreement  shall  be governed by and construed in
     --------------
     accordance with the internal laws of the State of California applicable to the performance and enforcement of contracts made within such state, without giving effect to the law of conflicts of laws applied thereby. In the event that any dispute shall occur between the parties arising out of or resulting from the construction, interpretation, enforcement or any other aspect of this Agreement, the parties hereby agree to accept the exclusive jurisdiction of the Courts of the State of California sitting in and for the County of Orange. In the event either party shall be forced to bring any legal action to protect or defend its rights hereunder, then the prevailing party in such proceeding shall be entitled to reimbursement from the non-prevailing party of all fees, costs and other expenses (including, without limitation, the reasonable expenses of its attorneys) in bringing or defending against such action.

(i)  SEVERABLE  PROVISIONS.  The  provisions of this Agreement are severable,
     ---------------------
     and if any one or more provisions is determined to be illegal, indefinite, invalid or otherwise unenforceable, in whole or in part, by any court of competent jurisdiction, then the remaining provisions of this Agreement and any partially unenforceable provisions to the extent enforceable in the pertinent jurisdiction, shall continue in full force and effect and shall be binding and enforceable on the parties.


                                      -7-
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                          SIGNATURES ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.


THE  COMPANY:

WORLDWIDE  WIRELESS
  NETWORKS,  INC.:                            ATTEST:


By:       /s/                                 By:          /s/
    ----------------------------                  -----------------------------
    Jerry  Collazo                                Dennis  Shen
    President                                     Secretary


THE  INVESTOR:

FELDHAKE,  AUGUST
  & ROQUEMORE LLP                             WITNESS:


      /s/                                             /s/
----------------------------                  ---------------------------------
Robert J. Feldhake, Esq.                      Kenneth  S.  August,  Esq.
Managing  Partner                             Partner


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